Exhibit 10.1	Execution Version

AMENDMENT NO. 2
TO
THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

AMENDMENT NO. 2, dated as of July 28, 2017 (this “Amendment”), by and among BOARDWALK PIPELINES, LP, a Delaware limited partnership (the “Parent Borrower”), TEXAS GAS TRANSMISSION, LLC, a Delaware limited liability company (“Texas Gas”), GULF SOUTH PIPELINE COMPANY, LP, a Delaware limited partnership (“Gulf South”), and GULF CROSSING PIPELINE COMPANY LLC, a Delaware limited liability company (“Gulf Crossing” and, together with the Parent Borrower, Texas Gas, and Gulf South, the “Borrowers”), severally as Borrowers, BOARDWALK PIPELINE PARTNERS, LP, a Delaware limited partnership (the “MLP”), the Lenders party hereto, and WELLS FARGO BANK, N.A., as administrative agent for the Lenders and the Issuers (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrowers, the MLP, the Administrative Agent, the Lenders and the other parties thereto have entered into that certain Third Amended and Restated Revolving Credit Agreement, dated as of May 26, 2015 (as amended by that certain Amendment No. 1, dated as of July 29, 2016 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Parent Borrower has requested to exercise an Extension Option pursuant to Section 2.17 of the Credit Agreement by delivering a Notice of Extension to the Administrative Agent; and
WHEREAS, the Borrowers have requested and the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement as set forth below.
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

2.Amendment. Effective as of the Effective Date (as defined in Section 4 below) and subject to the terms and conditions contained herein, the Credit Agreement is hereby amended as follows:

(a)Section 1.1 (Defined Terms) is hereby amended by:

(i)Amending and restating the definition of “Consolidated EBITDA” as follows:

“Consolidated EBITDA”: of the MLP for any period, Consolidated Net Income of the MLP and its Subsidiaries for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) consolidated interest expense, amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness, (c) depreciation and amortization expense, (d) amortization of intangibles

(including, but not limited to, goodwill) and organization costs, (e) any extraordinary, unusual or non-recurring expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, losses on sales of assets outside of the ordinary course of business) and (f) any other non-cash charges, and minus, to the extent included in the statement of such Consolidated Net Income for such period, the sum of (a) interest income (except to the extent deducted in determining consolidated interest expense), (b) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business) and (c) any other non-cash income, all as determined on a consolidated basis; provided, however, that for purposes of calculating Consolidated EBITDA of the MLP for any period, (i) the Consolidated EBITDA of any Person acquired by the MLP or any of its Subsidiaries during such period shall be included on a pro forma basis for such period (assuming the consummation of such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period) if the consolidated balance sheet of such acquired Person and its consolidated Subsidiaries as at the end of the period preceding the acquisition of such Person and the related consolidated statements of income and stockholders’ equity and of cash flows for the period in respect of which Consolidated EBITDA is to be calculated (x) have been previously provided to the Administrative Agent and the Lenders and (y) either (1) have been reported on without a qualification arising out of the scope of the audit by independent certified public accountants of nationally recognized standing or (2) have been found acceptable by the Administrative Agent and (ii) the Consolidated EBITDA of any Person disposed of by the MLP or any of its Subsidiaries during such period shall be excluded for such period (assuming the consummation of such disposition and the repayment of any Indebtedness in connection therewith occurred on the first day of such period).
In addition, with respect to any Material Project, an amount equal to the ratable portion of Consolidated EBITDA projected for the first 12 months of operations of such Material Project shall be added to actual Consolidated EBITDA of the MLP at the end of each Fiscal Quarter in proportion to the total expected capital costs of such Material Project that have been incurred at the end of such Fiscal Quarter; provided, however, that (i) with respect to any Material Project of any non-Wholly Owned Subsidiary of the MLP, there shall be excluded the projected Consolidated EBITDA of such Material Project attributable to the economic interests of such non-Wholly Owned Subsidiary owned directly or indirectly by any Person other than the MLP or any Wholly Owned Subsidiary of the MLP, (ii) the Administrative Agent shall have received Consolidated EBITDA projections and such supporting documentation requested by it for each Material Project, in each case reasonably satisfactory to the Administrative Agent and (iii) the aggregate amount of all adjustments to Consolidated EBITDA with respect to Material Projects during any period of 4 consecutive Fiscal Quarters shall not exceed 20% of the total actual Consolidated EBITDA of the MLP for such Period (determined without including adjustments with respect to Material Projects or any adjustments in respect of any asset acquisitions).
With respect to any Material Project of an Unconsolidated Joint Venture, (i) Consolidated EBITDA of the MLP shall be adjusted in the manner calculated above but without giving effect to the exclusion in proviso (i) of the paragraph immediately above and with such calculations instead being based upon the cash distributions projected to be made by such Person to the MLP and its Subsidiaries for the first 12 months of operations of such Material Project and (ii) the Administrative Agent shall have received projections of such cash distributions and such supporting documentation requested by it for such Material Project, in each case reasonably satisfactory to the Administrative Agent.

(i)    Amending the definitions of “Consolidated Net Income” and “Consolidated Net Leverage Ratio” by replacing “multiplied by the percentage of” in each such definition with “attributable to”.
(ii)Amending and restating the definition of “Material Project” as follows:

“Material Project”: any capital expansion project of the MLP or any of its Subsidiaries or any Unconsolidated Joint Venture, in connection with which multi-year customer contracts reasonably satisfactory to the Administrative Agent have been entered into prior to the commencement of construction and the aggregate capital cost of which exceeds $20,000,000.
(iii)Adding the following definition in appropriate alphabetical order:

“non-Wholly Owned Subsidiary”: any Subsidiary of a Person that is not a Wholly Owned Subsidiary of such Person.
“Unconsolidated Joint Venture”: any Joint Venture which is not a Subsidiary of the Parent Borrower or its Subsidiaries.
3.Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date (the “Effective Date”) on which the following conditions precedent have been satisfied:

(a)the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by each of the Borrowers, the MLP, the Administrative Agent and Lenders constituting the Required Lenders;

(b)the Borrowers shall have paid to the Administrative Agent, for the account of each Lender which is a party hereto, a consent fee (the “Consent Fee”) equal to 0.05% of the amount of such Lender’s Revolving Credit Commitment (drawn and undrawn) as of the Effective Date, which Consent Fee shall be fully earned, due and payable on the Effective Date; and

(c)the Borrowers shall have paid all other fees and expenses (including reasonable fees of counsel) which are then due and payable to the Administrative Agent or the Lenders.

4.Extension Option. Each Lender identified on the signature pages hereto that has executed this Amendment agrees that (subject to the occurrence of the Effective Date) the Scheduled Maturity Date with respect to the Revolving Credit Commitment of such Lender is hereby extended by one year in accordance with Section 2.17 of the Credit Agreement and therefore the Extended Maturity Date is May 26, 2022 with respect thereto.

5.Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders, on and as of the date hereof, that:

(a)(i) Such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by such Loan Party and (iii) this Amendment is the legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(b)After giving effect to this Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects (or, in the case of any representation or warranty already qualified by materiality, in all respects) on and as of the date hereof, as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (or, in the case of any representation or warranty already qualified by materiality, in all respects) as of such earlier date.

(c)After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

6.Reaffirmation.

(a)Each Loan Party hereby consents to the execution, delivery and performance of this Amendment and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Effective Date, be deemed to be a reference to the Credit Agreement as amended by this Amendment.

(b)Each Loan Party hereby acknowledges and agrees that, after giving effect to this Amendment, all of its respective obligations and liabilities under the Loan Documents to which it is a party are reaffirmed, and remain in full force and effect.

7.Continuing Effect. Except as expressly set forth in this Amendment, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and the Borrower shall continue to be bound by all of such terms and provisions. The amendments provided for herein are limited to the specific provisions of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to amend or waive, any other provisions of the Credit Agreement or the same sections for any other date or purpose.

8.Expenses. The Borrowers agree to pay and reimburse the Administrative Agent for all its reasonable out‑of‑pocket costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, and other documents prepared in connection herewith, and the transactions contemplated hereby, including, without limitation, reasonable fees and disbursements and other charges of counsel to the Administrative Agent and the charges of SyndTrak Online relating to the Amendment.

9.Choice of Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with the law of the State of New York.

10.Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment.

11.Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof. From the Effective Date this Amendment and the Credit Agreement shall be construed as a single instrument.

12.Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

13.Loan Document. This Amendment is a Loan Document.

14.Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT AND ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.
BOARDWALK PIPELINES, LP,
as Borrower

By: BOARDWALK OPERATING GP, LLC,
its general partner

By: BOARDWALK PIPELINE PARTNERS, LP,
its managing member

By: BOARDWALK GP, LP,
its general partner

By: BOARDWALK GP, LLC,
its general partner

By:	/s/ Jamie Buskill

Name:	Jamie Buskill
Title:     Sr. Vice President
Chief Financial and Administrative Officer

TEXAS GAS TRANSMISSION, LLC,
as Borrower

By:	/s/ Jamie Buskill
Name: Jamie Buskill
Title:     Sr. Vice President
Chief Financial and Administrative Officer

GULF SOUTH PIPELINE COMPANY, LP,
as Borrower

By: GS PIPELINE COMPANY, LLC,
its general partner

By:	/s/ Jamie Buskill
Name:     Jamie Buskill
Title:     Sr. Vice President
Chief Financial and Administrative Officer

[SIGNATURE PAGE TO AMENDMENT NO. 2]

GULF CROSSING PIPELINE COMPANY LLC,
as Borrower

By:	/s/ Jamie Buskill
Name: Jamie Buskill
Title:     Sr. Vice President
Chief Financial and Administrative Officer

BOARDWALK PIPELINE PARTNERS, LP

By: BOARDWALK GP, LP,
its general partner

By: BOARDWALK GP, LLC,
its general partner

By:	/s/ Jamie Buskill
Name: Jamie Buskill
Title:     Sr. Vice President
Chief Financial and Administrative Officer

[SIGNATURE PAGE TO AMENDMENT NO. 2]

WELLS FARGO BANK, N.A.,
as Administrative Agent and Lender

By:         /s/ Jeffrey Cobb
Name:    Jeffrey Cobb
Title:    Director

[SIGNATURE PAGE TO AMENDMENT NO. 2]

CITIBANK, N.A.,
as a Lender

By:         /s/ Maureen Maroney
Name:    Maureen Maroney
Title:    Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:         /s/ Kenneth J. Fatur
Name:    Kenneth J. Fatur
Title:    Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 2]

BANK OF CHINA, NEW YORK,
as a Lender

By:         /s/ Raymond Qiao
Name:    Raymond Qiao
Title:    Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 2]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:         /s/ Ming K. Chu
Name:    Ming K. Chu
Title:    Director

By:         /s/ Virginia Cosenza
Name:    Virginia Cosenza
Title:    Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2]

MIZUHO BANK, LTD.,
as a Lender

By:         /s/ Tracey Rahn
Name:    Tracey Rahn
Title:    Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2]

MUFG UNION BANK, N.A.,
as Co-Documentation Agent, Issuer and as a Lender

By:         /s/ Mark Oberreuter
Name:    Mark Oberreuter
Title:    Director

[SIGNATURE PAGE TO AMENDMENT NO. 2]

ROYAL BANK OF CANADA,
as a Lender

By:         /s/ Jay T. Sartain
Name:    Jay T. Sartain
Title:    Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2]

BANK OF AMERICA, N.A.,
as a Lender

By:         /s/ Jordan Forester
Name:    Jordan Forester
Title:    Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2]

REGIONS BANK,
as a Lender

By:         /s/ Brian Walsh
Name:    Brian Walsh
Title:    Director

[SIGNATURE PAGE TO AMENDMENT NO. 2]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:         /s/ John Prigge
Name:    John Prigge
Title:    Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2]

BRANCH BANKING & TRUST COMPANY,
as a Lender

By:         /s/ Lincoln LaCour
Name:    Lincoln LaCour
Title:    Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2]

COBANK, ACB,
as a Lender

By:         /s/ Michael Gee
Name:    Michael Gee
Title:    Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2]

GOLDMAN SACHS BANK USA,
as a Lender

By:         /s/ Josh Rosenthal
Name:    Josh Rosenthal
Title:    Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2]

MORGAN STANLEY BANK, N.A.,
as a Lender

By:         /s/ Kenya Yamamoto
Name:    Kenya Yamamoto
Title:    Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2]

BARCLAYS BANK PLC,
as a Lender

By:         /s/ May Huang
Name:    May Huang
Title:    Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2]